FISCAL THIRD QUARTER 2014 FINANCIAL RESULTS July 17, 2014

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended September 28, 2013, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information such as earnings or margin excluding special items, as well as ROIC and free cash flow. We present information excluding special items because it provides a better indication of core performance for purposes of period-to- period comparisons. ROIC and free cash flow are used for internal management assessments because they provide additional insight into ongoing financial performance. In addition, we provide non-GAAP measures because we believe they offer insight into the metrics that are driving management decisions as well as management’s performance under the tests that it sets for itself. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL THIRD QUARTER 2014 3 Q3F14 Guidance Q3F14 Jun 28, 2014 Q2F14 Mar 29, 2014 Q3F14 vs. Q2F14 Revenue ($ millions) $600 to $630 $621 $558 + 11% Diluted EPS excluding special items $0.69 to $0.74 $0.74 $0.60 + 23% ROIC excluding special items 14.6% 14.1% + 50 bps • Revenue above mid-point of guidance range ‒ Up 11% from prior quarter ‒ Up 8.5% from comparable quarter last year • Non-GAAP diluted EPS at top of guidance range ‒ Excludes $0.03 restructuring charges Record Revenue

A FEW FISCAL THIRD QUARTER HIGHLIGHTS • Revenue above the mid-point of guidance; growth in all four market sectors • $282M of new Manufacturing Solutions wins; trailing four quarter wins at $801M • $23M of new Engineering Solutions ; another very strong quarter • Q/Q Operating Performance Improvements: ‒ Operating margin: 4.7%; up 20 bps ‒ Cash cycle: 57 days; down 5 days, contributing to better than anticipated free cash flow ‒ ROIC: 14.6%; up 50 bps or 360 bps above WACC • New facility in Guadalajara, MX complete; transitioning programs from Juarez, MX 4

FISCAL FOURTH QUARTER GUIDANCE 5 Q4F14 Guidance Revenue $645 to $675 million Diluted EPS $0.74 to $0.80 • Excludes anticipated restructuring charges of $800,000 to $900,000 • Includes $0.10 stock based compensation expense • Revenue mid-point suggests 6% growth Q3F14 to Q4F14 - Strength: Rapid program ramps • Could be an episodically strong quarter - Revenue could contract Q4F14 to Q1F15 - Current visibility suggests potential 3% contraction from guidance mid-point • EPS guidance excludes anticipated restructuring charge associated with the Juarez, MX closure and program transitions to Guadalajara, MX

PERFORMANCE BY SECTOR 6 Q3F14 Jun 28, 2014 Q2F14 Mar 29, 2014 Q3F14 vs. Q2F14 Q4F14 Expectations (percentage points) Networking/ Communications $203 33% $162 29% 25% Up mid teens Healthcare/ Life Sciences $177 28% $167 30% 6% Up low single Industrial/ Commercial $154 25% $145 26% 6% Flat Defense/ Security/ Aerospace $87 14% $84 15% 4% Up high single Total Revenue $621 100% $558 100% 11% Revenue in millions Comments refer to fiscal quarters • N/C better than expected in Q3 as demand improved; New programs drive growth in Q4 • HC/LS in-line in Q3; Modest growth in Q4 • I/C up, but slightly below expectations for Q3; Softening markets lead to flat expectations for Q4 • D/S/A up, but slightly below expectations for Q3; Strengthening Aerospace drives Q4 growth

FISCAL THIRD QUARTER MANUFACTURING WINS 7 $159 $67 $38 $18 Manufacturing Wins by Sector ($Ms) Networking/Communications Healthcare/Life Sciences Industrial/Commercial Defense/Security/Aerospace $192 $13 $77 Manufacturing Wins by Region ($Ms) AMER EMEA APAC $282M in annualized revenue when fully ramped; 25 programs • Substantial APAC and AMER wins revenue • Existing customer expansion with near-term ramp included in the N/C wins • Engineering wins outstanding at $23M; Strong HC/LS and I/C performance

MANUFACTURING WINS TREND 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f TFQ S al e s N ew W in s $ M TFQ Wins TFQ Wins % of TFQ Sales Qtrly Wins Goal 25% TFQ $801M Trailing Four Quarter Wins Remain Strong Quarterly target approximately $160M 8

GUADALAJARA MANUFACTURING Supporting customer requirements by providing additional low-cost country solutions 265,000 ft2 facility Guadalajara Technology Park • Construction complete • Initial builds in progress • Investing in resources for aggressive ramp • Profitable late F15 • Juarez closure Q1F15 * As of July 2014 9

Operations Initiatives driving productivity Investing in site teams, regions and expanded service offerings MARGIN TREND *represents mid-point guidance 3.5% 4.0% 4.5% 5.0% 5.5% 450 500 550 600 650 700 Q1F13 Q2F14 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 *Q4F14 R e ve n u e $ M Revenue vs. Operating Margin Revenue Operating Margin 9.0% 9.3% 9.5% 9.8% 10.0% Q1F13 Q2F14 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 *Q4F14 Gross Profit Margin Gross Margin 10

Q1F12 Q2F12 Q3F12 Q4F12 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 *Q4F14 Inventory Days 87 87 81 78 92 87 78 72 83 84 84 A/R Days 46 47 47 49 50 55 54 49 51 49 48 A/P Days 57 62 59 58 61 61 54 56 64 63 67 Customer Deposit Days 6 6 6 6 7 17 19 12 8 8 8 Net Cash Cycle Days 70 66 63 63 74 64 59 53 62 62 57 57 CASH CYCLE TREND Q3F14 performance considerably better than guidance Expect cash cycle in high 50 day range exiting F14 and into F15 *represents mid-point guidance - 10 20 30 40 50 60 70 80 90 100 D ay s Net Cash Cycle Days Inventory Days A/R Days A/P Days Customer Deposit Days 11

FISCAL THIRD QUARTER INCOME STATEMENT HIGHLIGHTS 12 Q3F14 Jun 28, 2014 Q2F14 Mar 29, 2014 Q3F14 vs. Q2F14 Change Revenue $621 $558 + 11% Gross margin 9.4% 9.5% - 10 bps Selling & administrative expenses $29.2 $27.8 + 5% Operating margin excluding special items 4.7% 4.5% + 20 bps Diluted earnings per share $0.71 $0.53 + 34% Diluted earnings per share excluding special items $0.74 $0.60 + 23% Dollars in millions, except earnings per share • Gross margin and SG&A in-line with expectations • Recorded $1.2M restructuring charges ($0.03 of diluted EPS) primarily related to the previously announced facility closure in Juarez, MX and transition of programs to Guadalajara, MX

BALANCE SHEET AND CASH FLOWS 13 Q3F14 Comments Return on invested capital 14.6% Above WACC of 11% but remains below enduring goal of WACC + 500 bps (16%) Share repurchases $7.7 million Average price of $41.52 per share Cash cycle days 57 days Better than expectations and 5 days favorable compared to Q214 Free cash flow $10.3 million

FISCAL FOURTH QUARTER 2014 GUIDANCE 14 Guidance Revenue $645 to $675 million Estimated restructuring charges $800,000 to $900,000 Diluted Earnings per share excluding restructuring $0.74 to $0.80 Gross margin 9.3 to 9.6% SG&A $29.5 to $30.5 million Operating margin 4.7 to 5.0% Depreciation and amortization $12.9 million Tax rate 7 to 9% Cash cycle days 56 to 58 days F14 estimated capital expenditures $75 million

A FEW NEAR-TERM FOCUS ITEMS 15 • Analysts and Investors should be mindful that our fiscal fourth quarter could be an episodically strong quarter; we will manage accordingly • Flawlessly execute the program transitions from Juarez, MX to our new facility in Guadalajara, MX • Carefully manage the growth momentum of our EMEA region to deliver operating performance improvements in fiscal 2015 • Aerospace & Defense Dedication Event at our new facility in Neenah, WI • Complete our 2015 Annual Operating Plan and Strategy Deployment Initiatives

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